UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 11, 2025
Date of Report (date of earliest event reported)
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JUSHI HOLDINGS INC.
(Exact name of registrant as specified in its charter)
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British Columbia (State or other jurisdiction of incorporation or organization)	000-56468 (Commission File Number)	98-1547061 (I.R.S. Employer Identification Number)
301 Yamato Road, Suite 3250 Boca Raton, FL 33431
(Address of principal executive offices and zip code)
(561) 617-9100
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendment No. 5 to CEO Employment Agreement.

In order to assist the Company in managing near-term working capital requirements, on December 11, 2025, the Company, JMGT, LLC and James Cacioppo, the Company’s Chief Executive Officer and Chairman of the Board of Directors, entered into an amendment to Mr. Cacioppo’s existing employment agreement (the “Fifth Amendment”) pursuant to which Mr. Cacioppo agreed to receive the $1,050,000 annual cash bonus that would otherwise have been paid to him on or before March 15, 2026, and the options to purchase 3,000,000 subordinate voting shares of the Company that would have otherwise been issued to him prior to January 1, 2026, in the following alternative form: (1) a lump sum cash payment in the amount of $300,000; and (2) 3,000,000 restricted subordinate voting shares, which shall vest on January 1, 2026, provided Mr. Cacioppo remains employed by the Company on January 1, 2026. The restricted subordinate voting shares will be evidenced by the Company’s Form of Stock Option Grant and Agreement for Chief Executive Officer, a copy of which is attached hereto as Exhibit 10.2.

Each payment and benefit will be subject to the Company’s collection of all applicable withholding taxes, and will be made provided Mr. Cacioppo remains employed by the Company on the applicable payment or vesting date.

The foregoing summary is not complete and qualified in its entirety by reference to the Fifth Amendment, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 5 to CEO Employment Agreement, dated as of December 11, 2025, by and among the Company, JMGT, LLC and Jim Cacioppo
10.2	Form of Restricted Stock Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUSHI HOLDINGS INC.
Date: December 16, 2025	By:	/s/ Jon Barack
Jon Barack
President, Chief Revenue Officer and Corporate Secretary